AMENDMENT NO. 5 TO EMPLOYMENT AGREEMENT

--------------------------------------------------------------------------------

     THIS AMENDMENT NO. 5 TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into at Santa Barbara, California, on the date hereinafter set forth by and between JOHN M. PHILPOTT (hereinafter referred to as the "Employee") and MIRAVANT MEDICAL TECHNOLOGIES, a Delaware Corporation (hereinafter referred to as the "Employer").

WHEREAS:

     A. The Employer and the Employee are parties to an Employment Agreement effective as of March 20, 1995, and Amendments No. 1 through 4 thereto (the "Employment Agreement").

     B. The parties hereto wish to amend the Employment Agreement in certain respects.

     NOW,   THEREFORE,   in   consideration   of  the  premises,   promises  and
representations hereinafter contained, it is agreed as follows:

     1. Effective JANUARY 1, 2000, the section entitled EMPLOYEE COMPENSATION on Exhibit A to the Employment Agreement is hereby amended to read as follows:

      EMPLOYEE COMPENSATION

      ONE HUNDRED NINETY TWO THOUSAND FIVE HUNDRED DOLLARS ($192,500) per annum.

     2. In all other respects, the Employment Agreement is hereby ratified, confirmed and approved in its entirety.



                            SIGNATUARES ON NEXT PAGE

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on this 25th day of January, 2000.

                                            EMPLOYER:
                                            MIRAVANT MEDICAL TECHNOLOGIES
                                            a Delaware Corporation

                                            By: /s/ Gary S. Kledzik, Ph.D.
                                                --------------------------
                                                     Gary S. Kledzik, Ph.D.
                                                     C.E.O. and Chairman

                                            EMPLOYEE:

                                            /s/ John M. Philpott
                                            --------------------
                                                John M. Philpott